                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 12, 2004
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

INDIANA                            1-106                     38-1799862
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT               06830
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

                                                                                                                                      EXHIBIT 99.1
Item 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On November 12,  2004,  Raymond H. Keller,  Vice  President  and Chief
Financial Officer of the Registrant,  resigned from his positions. Eugene Hynes,
Vice  President  of the  Registrant,  has  assumed the duties  performed  by Mr.
Keller.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LYNCH CORPORATION

                                      By: /s/ John C. Ferrara
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                                          John C. Ferrara
                                          President and Chief Executive Officer
November 18, 2004